UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 24, 2023

ACTAVIA LIFE SCIENCES, INC.

(Exact Name of Registrant as Specified in Charter)

Nevada	333-191083	39-2080103
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5 Penn Plaza, 19th Floor, #1954, New York, NY	10001
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 646-396-4087

Rasna Therapeutics, Inc.

420 Lexington Avenue, Suite 2525, New York, NY 10170

(Former name or former address, if changed since last report)

Copies to:

Jeffrey Fessler, Esq.

Sheppard, Mullin, Richter & Hampton LLP

30 Rockefeller Plaza

New York, New York 10112

Telephone: (212) 653-8700

Facsimile: (212) 653-8701

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Common stock, $0.001 par value	RASP	OTC Pink

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On October 24, 2023, Rasna Therapeutics, Inc. (the “Company”) filed a Certificate of Amendment to its Articles of Incorporation in Nevada (the “Certificate of Amendment”) changing its name to Actavia Life Sciences, Inc. The foregoing summary of the Certificate of Amendment does not purport to be complete and is subject to, and qualified in its entirety by the form of such document attached as Exhibit 3.1 to this Current Report on Form 8-K which is incorporated by reference.

Item 9.01 Financial Statements and Exhibits.

(d)

Exhibit No.	Description

3.1	Certificate of Amendment to Articles of Incorporation of Rasna Therapeutics, Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  October 26, 2023

ACTAVIA LIFE SCIENCES, INC.

By:	/s/ Keeren Shah
	Name:	Keeren Shah
	Title:	Chief Financial Officer

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